UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2007

Ashworth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14547	84-1052000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 Loker Avenue West, Carlsbad, California		92010
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760-438-6610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 29, 2007, Ashworth, Inc. (the "Company") and Callaway Golf Company ("Callaway") entered into a second amendment to the license agreement between the Company and Callaway, dated May 14, 2001 (the "License Agreement"), under which the Company designs, produces and markets golf-related apparel bearing Callaway trademarks. Among other things, the second amendment to the License Agreement clarified the relationship of the parties in certain respects, updated the licensed trademarks to reflect Callaway’s current product lineup and changed the territories in which the Company may market products under the License Agreement.

The foregoing description of the second amendment to the License Agreement is qualified in its entirety by the terms of such amendment, which is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On December 3, 2007, the Company and Callaway entered into a third amendment to the License Agreement. Among other things, the third amendment created a new mid-price retail channel, with new trademarks for use in that channel, and changed the royalty payments owed to Callaway to a flat percentage of net sales of products sold under the License Agreement. Under the third amendment, the Company will pay royalties at two separate rates, one for the mid-price channel and another for all other sales channels. The flat royalty rates replaced the tiered royalty rates formerly paid by the Company.

The foregoing description of the third amendment to the License Agreement is qualified in its entirety by the terms of such amendment, which is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No. Description of Exhibit

99.1* Second Amendment to License Agreement, effective March 29, 2007, by and between Ashworth, Inc. and Callaway Golf Company.

99.2* Third Amendment to License Agreement, effective December 3, 2007, by and between Ashworth, Inc. and Callaway Golf Company.

* Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ashworth, Inc.

December 7, 2007	By:	/s/ Greg W. Slack

Name: Greg W. Slack
Title: Chief Financial Officer and Principal Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Second Amendment to License Agreement, effective March 29, 2007, by and between Ashworth, Inc. and Callaway Golf Company. Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission
99.2	Third Amendment to License Agreement, effective December 3, 2007, by and between Ashworth, Inc. and Callaway Golf Company. Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.